Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Liquidation

Supplement Dated June 11, 2024 to the currently effective Guggenheim Variable Funds Trust Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2024, as supplemented from time to time, for Series Z (Alpha Opportunity Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

As previously announced, subject to shareholder approval, the Fund will be closed and liquidated pursuant to the terms of a Plan of Liquidation (the “Liquidation”). If approved by shareholders of the Fund, the Liquidation is now expected to occur on or about August 16, 2024, or such other date determined by an officer of Guggenheim Variable Funds Trust (the “Liquidation Date”). References to the Liquidation Date in the supplement dated May 30, 2024, are updated accordingly.

Please retain this supplement for future reference.

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